EXHIBIT 23

                             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1996 included in American Home Products Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

                                                  ARTHUR ANDERSEN LLP

Roseland, New Jersey
October 31, 1996